LETTER OF TRANSMITTAL
                                   To Exchange
                        12% First Mortgage Notes Due 2006
                                       Of
                         Golden Northwest Aluminum, Inc.
                                 (The "Company")


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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________,
1999, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF 12% FIRST MORTGAGE NOTES DUE 2006 MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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                                       TO:
                    U.S. TRUST COMPANY, N.A., EXCHANGE AGENT


         By Hand up to 4:30 P.M.                    By Overnight Courier and by Hand after
 U.S. Trust Company of California, N.A.                            4:30 P.M.
         c/o United States Trust                    U.S. Trust Company of California, N.A.
          Company of New York                             c/o United States Trust
              111 Broadway                                  Company of New York
              Lower Level                                 770 Broadway, 13th Floor
        New York, New York 10006                          New York, New York 10003
Attn: Corporate Trust and Agency Services          Attn: Corporate Trust and Agency Services

                                  By Facsimile:
                     U.S. Trust Company of California, N.A.
                               Fax: (212) 420-6155
                      Confirm by Telephone: (800) 225-2398

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Except as otherwise provided herein, all signatures on this Letter of Transmittal must be guaranteed in accordance with the procedures set forth herein. See Instruction 1.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE OFFER CONSIDERATION PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR FIRST MORTGAGE NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     This Letter of Transmittal is to be used only if 12% First Mortgage Notes due 2006 (the "Securities" or the "Old Notes") of the Company are to be physically delivered to U.S. Trust Company, N.A. (the "Exchange Agent") or delivered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") (a "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures set forth in the Prospectus of the Company dated _________, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus") under the heading "The Exchange Offer -- Procedure for Tendering Notes" and "-- Book-Entry Transfer." See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent, or who cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may nevertheless tender their Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offer -- Procedure for Tendering Notes" and "-- Guaranteed Delivery Procedures." See Instruction 2.

     HOLDERS WHO WISH TO TENDER THEIR OLD NOTES MUST, AT A MINIMUM, COMPLETE COLUMNS (1) THROUGH (3) IN THE BOX HEREIN ENTITLED "DESCRIPTION OF SECURITIES TENDERED" AND SIGN IN THE APPROPRIATE BOX BELOW. If only those columns are completed, the holder will be deemed to have tendered all the Old Notes, listed in the table. If a holder wishes to tender less than all of such Old Notes, column (4) must be completed in full, and such holder should refer to Instruction 5.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                               ------------------------------------------------
Account Number:
                ---------------------------------

Transaction Code Number:
                         ------------------------

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
                                -----------------------------------------------
Window Ticket No. (if any):
                           ----------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   ----------------------------
Name of Institution which guaranteed delivery:
                                              ---------------------------------

Account Number:
               ----------------------------------

Transaction Code Number:
                        -------------------------

                       DESCRIPTION OF SECURITIES TENDERED



-----------------------------------------------------------------------------------------
(1)                            (2)                     (3)                    (4)
-----------------------------------------------------------------------------------------
NAME(S) AND             SECURITY NUMBER(S)*       TOTAL PRINCIPAL       PRINCIPAL AMOUNT
ADDRESS(ES) OF                                       AMOUNT OF          TENDERED (IF LESS
HOLDER(S) (PLEASE                                   SECURITIES*            THAN ALL)*
FILL IN, IF BLANK,
EXACTLY AS NAME(S)
APPEAR(S) ON
SECURITIES
-----------------------------------------------------------------------------------------








Total:
-----------------------------------------------------------------------------------------


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*    Need not be completed by holders tendering by book-entry transfer (see below).

** Completion of column (3) will constitute the tender by you of all Securities delivered unless otherwise specified in column (4). See Instruction 5.
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
                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     By execution hereof, the undersigned hereby acknowledges he has received and reviewed the Prospectus and this Letter of Transmittal relating to the Company's offer to exchange (the "Exchange Offer") the Old Notes for 12% First Mortgage Notes due 2006 (the "New Notes") and otherwise upon the terms and subject to the conditions set forth in the Prospectus. The undersigned hereby acknowledges that the undersigned will not be entitled to any payment in respect of accrued and unpaid interest on the Securities tendered herewith and accepted pursuant to the Exchange Offer.

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Securities indicated above.

     Subject to, and effective upon, the acceptance by the Company of the principal amount of Securities tendered hereby for exchange pursuant to the terms of the Exchange Offer, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Securities tendered hereby, waives any and all rights with respect to the Securities tendered hereby (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences with respect to the Securities) and releases and discharges any obligor or parent of any obligor of the Securities from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the Securities, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Securities or to participate in any redemption or defeasance of the Securities. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (with full knowledge that the Exchange Agent also acts as agent of the Company) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Securities, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Securities, or transfer ownership of such Securities on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Securities for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Securities, and that when the Securities are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title to the Securities, free and clear of all liens, restrictions, charges and encumbrances and that none of such Securities will be subject to any adverse claim or right; (ii) the undersigned owns the Securities being tendered and is entitled to tender such Securities as contemplated by the Exchange Offer, all within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) the tender of such Securities complies with Rule 14e-4. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Securities tendered hereby.

     The undersigned understands that tenders of Securities pursuant to any of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedure for Tendering Notes" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. The Company's acceptance of such Securities for exchange pursuant to the terms of the Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned has read and agrees to all terms and conditions of the Exchange Offer. Delivery of the enclosed Securities shall be effected, and risk of loss and title of such Securities shall pass, only upon proper delivery to the Exchange Agent.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. SECURITIES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 NEW YORK CITY TIME, ON THE EXPIRATION DATE. See the information set forth under the heading "The Exchange Offer -- Withdrawal Rights" in the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the New Notes with respect to Securities accepted for exchange, and return any certificates for Securities not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing in the box entitled "Description of Securities Tendered" (and, in the case of Securities tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please deliver the New Notes with respect to Securities accepted for exchange, together with any certificates for Securities not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the addresses of the registered holder(s) appearing in the box entitled "Description of Securities Tendered." If both the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, please issue the New Notes with respect to any Securities accepted for exchange, and return any certificates for Securities not tendered or not accepted for exchange, in the name(s) of, and deliver such New Notes and any such certificates to, the person(s) at the addressees) so indicated. Please credit any Securities tendered hereby and delivered by book-entry transfer, but which are not accepted for exchange, by crediting the account at the Book-Entry Transfer Facility designated above.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

     To be completed ONLY if the payment of accrued and unpaid interest due on the Old Notes accepted for exchange and/or certificates for Securities in a principal amount not tendered or not accepted for exchange, and/or the certificates representing the New Notes, are to be issued in the name of someone other than the undersigned or if Securities delivered by book-entry transfer not accepted for purchase are to be returned by credit to a participant number maintained at the Book-Entry Transfer Facility other than the participant number indicated above.

Issue:         / /  Securities
               / /  New Notes to:

Name:
     --------------------------------------------------------------------------
                                 (Please Print)

Address:
        -----------------------------------------------------------------------
                                                                       Zip Code

Wire Transfer Instructions
                           ----------------------------------------------------

                           ----------------------------------------------------

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Please complete the Substitute Form W-9 below.


                       SPECIAL DELIVERY INSTRUCTIONS (SEE
                           INSTRUCTIONS 1, 6, 7 AND 8)

     To be completed ONLY if certificates for Securities in a principal amount not tendered or not accepted for exchange, and/or the certificates representing the New Notes, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Issue:         / /  Securities
               / /  New Notes to:

Name:
     --------------------------------------------------------------------------
                                 (Please Print)

Address:
        -----------------------------------------------------------------------
                                                                       Zip Code

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Please complete the Substitute Form W-9 below.

                                    SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF SECURITIES REGARDLESS OF WHETHER SECURITIES ARE BEING PHYSICALLY DELIVERED HEREWITH)
x
  -----------------------------------------------------------------------------

x
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    Signature(s) of Holder(s) and Authorized Signatory Date:___________, 1999

Must be signed by the registered holder(s) of the Securities tendered hereby exactly as their name(s) appear(s) on the certificate(s) for such Securities or, if tendered by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of the Securities, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Name(s):
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Please Print)
Capacity (full title):
                      ---------------------------------------------------------
Address:
         ----------------------------------------------------------------------

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                              (Including Zip Code)
Area Code and Telephone No.
                           ----------------------------------------------------
Tax Identification Number or Social Security Number
                                                   ----------------------------
Wire Transfer Instructions
                          -----------------------------------------------------

                          -----------------------------------------------------

              SIGNATURE GUARANTEE (See Instructions I and 6 below)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

-------------------------------------------------------------------------------
    (Address (including zip code) and Telephone Number (including area code)
                            of Eligible Institution)

-------------------------------------------------------------------------------
                             (Authorized Signature)

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                                 (Printed Name)

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                                     (Title)
Date: ______________, 1999

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Exchange Act (each such institution being referred to as an "Eligible Institution") unless (a) this Letter of Transmittal is signed by the registered holder of the Securities tendered herewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of such Securities) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (b) such Securities are tendered for the account of an Eligible Institution. See Instruction 6.

     2. Delivery of Letter of Transmittal and Securities; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if Securities tendered hereby are to be physically delivered to Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility pursuant to the procedures set forth in the Prospectus under the heading "The Exchange Offer -- Book-Entry Transfer." All physically tendered Securities or confirmations of, or an Agent's Message with respect to, book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility, together with a properly completed and validly executed Letter of Transmittal (or facsimile or electronic copy thereof or an electronic agreement to comply with the terms thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereof prior to the Expiration Date. If Securities are forwarded to the Exchange Agent in multiple deliveries, a properly completed and validly executed Letter of Transmittal must accompany each such delivery. The Company may elect to waive receipt of a written Letter of Transmittal if delivery is properly effected through a Book-Entry Transfer Facility.

     If a holder desires to tender Securities pursuant to the Exchange Offer and
(a) certificates representing such Securities are not immediately available, (b) time will not permit this Letter of Transmittal, certificates representing such Securities and all other required documents to reach the Exchange Agent prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holder may effect a tender of Securities in accordance with the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     Pursuant to such procedure:

     (a) such tender must be made by or through an Eligible Institution;

     (b) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth on the cover page hereof, a properly completed and validly executed Notice of Guaranteed Delivery (by telegram, facsimile, mail or hand delivery) substantially in the form provided by the Company, setting forth the name and address of the registered holder and the principal amount or number of Securities being tendered and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery, this Letter of Transmittal validly executed (or a facsimile hereof), together with certificates evidencing the Old Notes (or confirmation of, or an Agent's Message with respect to, book-entry transfer of such Old Notes into the Exchange Agent's account with a Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and these instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

     (c) this Letter of Transmittal or a facsimile hereof, properly completed and validly executed, with any required signature guarantees, certificates representing the Securities in proper form for transfer (or confirmation of book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of such Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SECURITIES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, THE MAILING SHOULD BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SECURITIES WILL BE ACCEPTED. BY EXECUTION OF THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), ALL TENDERING HOLDERS WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR SECURITIES FOR PAYMENT.

     3. Inadequate Space. If the space provided herein under "Description of Securities Tendered" is inadequate, the certificate numbers of the Securities and the principal amount of Securities tendered should be listed on a separate schedule and attached hereto.

     4. Withdrawal of Tenders. Tenders of Old Notes may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date. Thereafter, such tenders are irrevocable.

     Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal, delivered by mail or hand delivery or facsimile transmission, to the Exchange Agent prior to 5:00 p.m., New York City time, on the

Expiration Date. In order to be effective, a notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn; identify the Old Notes to be withdrawn, including the principal amount of the Old Notes; where certificates for the Old Notes have been transmitted, specify the name in which the Old Notes are registered, if different from that of the withdrawing holder; and, if certificates for the Old Notes have been transmitted, the serial numbers of the Old Notes to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless the holder is an Eligible Institution. If tendered Old Notes to be withdrawn have been delivered or identified through confirmation of book-entry transfer to the Exchange Agent, the notice of withdrawal also must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Old Notes. The notice of withdrawal must be signed by the registered holder of such Old Notes in the same manner as the applicable Letter of Transmittal (including any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such Old Notes. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will be deemed not validly tendered thereafter for purposes of the Exchange Offer. However, properly withdrawn Old Notes may be tendered again at any time prior to the Expiration Date by following the procedures for tendering not previously tendered Old Notes described elsewhere herein.

     If the Company is delayed in its acceptance for conversion and payment for any Old Notes or is unable to accept for conversion or convert any Old Notes pursuant to the Exchange Offer for any reason, then, without prejudice to the Company's rights hereunder, tendered Old Notes may be retained by the Exchange Agent on behalf of the Company and may not be withdrawn (subject to Rule 13e-4(f)(5) under the Exchange Act, which requires that the issuer making the tender offer pay the consideration offered, or return the tendered securities, promptly after the termination or withdrawal of a tender offer), except as otherwise permitted hereby.

     5. Partial Tenders (Not Applicable to Holders who tender by book-entry transfer). Tenders of Securities will be accepted only in integral multiples of $1,000 principal amount. The aggregate principal amount of all Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If tenders of Securities are made with respect to less than the entire principal amount of Securities delivered herewith, certificate(s) for the principal amount of Securities not tendered will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal.

     6. Signatures on Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such Securities without alteration, enlargement or any other change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown on a security position listing as the owner of the

Securities tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Securities.

     If any Securities tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any Securities tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Securities.

     If this Letter of Transmittal is signed by the registered holder of Securities tendered hereby, no endorsements of such Securities or separate bond powers are required, unless the New Notes are, or Securities not tendered or not accepted for exchange, are to be issued in the name of a person other than the registered holder(s), in which case the Securities tendered hereby must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Securities (and with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Securities, exactly as the name(s) of the participant(s) appear(s) on such security position listing as the owner of the Securities). Signatures on such Securities and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Securities tendered hereby, the Securities must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates representing such Securities. Signatures on such Securities and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any Securities or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Letter of Transmittal.

     7. Transfer Taxes. Except as otherwise provided in this Instruction 7, the Company will pay all transfer taxes with respect to the delivery and conversion of Securities pursuant to the Exchange Offer. If, however, issuance of the New Notes, or Securities not tendered or not accepted for exchange, are to be issued in the name of a person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person must be paid by such other person unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Securities tendered hereby.

     8. Special Payment and Delivery Instructions. If the New Notes with respect to any Securities tendered hereby, or Securities not tendered or not accepted for exchange, are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Securities Tendered," the appropriate boxes in this Letter of Transmittal must be completed. All Securities tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Securities were delivered.

     9. Taxpayer Identification Number. Each tendering holder is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN"), generally, the holders' social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

     A holder must cross out item (Y) of Part 3 in the Certification box of Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax backup withholding on the reportable payments made to the holder or other payee with respect to Securities exchanged pursuant to the Exchange Offer. The box in Part 1(b) of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1(b) is checked, the Exchange Agent will hold 31% of all reportable payments until a TIN is provided to the Exchange Agent. If a TIN is not provided to the Exchange Agent within 60 days, the Exchange Agent will pay over the retained amounts to the IRS as backup withholding. Certain holders, such as corporations, are exempt from backup withholding. An exempt holder should complete Part 1(a) showing the holder's correct TIN, write "Exempt" in the box in Part 2 of Substitute Form W-9, and sign and date the form.

     10. Conflicts. In the event of any conflict between the terms of the Prospectus and the terms of this Letter of Transmittal, the terms of the Prospectus will control.

     11. Mutilated, Lost, Stolen or Destroyed Securities. Any holder of Securities, whose Securities have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the addresses indicated above for further instructions.

     12. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Exchange Agent at its address set forth below or from the tendering registered holder's broker, dealer, commercial bank or trust company. Additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent.

     13. Determination of Validity. All questions as to the form of all documents, the validity (including time of receipt) and acceptance of tenders of the Old Notes will be determined by the Company, in its sole discretion, the determination of which shall be final and binding. Alternative, conditional or contingent tenders of Old Notes will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. If the Company waives its right to reject a defective tender of Old Notes, the holder will be entitled to the New Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. None of the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to holders for failure to give any such notice.

                            IMPORTANT TAX INFORMATION

     Under the federal income tax law, a holder whose tendered Securities are accepted for exchange is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and certain payments may be subject to backup withholding.

     Certain holders (including, among others, corporations) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on reportable payments made with respect to securities accepted for conversion pursuant to the Exchange Offer, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute From W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the holder of the Securities tendered hereby. If the Securities are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------------
|                    PAYOR'S NAME: U.S. TRUST COMPANY, N.A.                          |
|------------------------------------------------------------------------------------|
|                         | NAME/ADDRESS:                                            |
|                         |                                                          |
|                         |                                                          |
|                         |                                                          |
|                         |----------------------------------------------------------|
|       SUBSTITUTE        | Part 1(a) -- PLEASE         | TIN ______________________ |
|        Form W-9         | PROVIDE YOUR TIN IN THE     |                            |
|                         | BOX AT RIGHT AND CERTIFY    | (Social Security Number or |
|                         | BY SIGNING AND DATING       |  Employer Identification   |
|                         | BELOW                       |  Number)                   |
|                         |----------------------------------------------------------|
|                         | Part 1(b) -- PLEASE CHECK THE BOX AT THE RIGHT IF YOU    |
|                         | HAVE APPLIED FOR AND ARE AWAITING RECEIPT OF YOUR TIN    |
|                         | OR INTEND TO APPLY FOR A TIN IN THE NEAR FUTURE          |
|      Department of      |                                                     [ ]  |
|      the Treasury       |----------------------------------------------------------|
|        Internal         | Part 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING      |
|     Revenue Service     | PLEASE WRITE "EXEMPT" HERE                               |
|                         |                                                          |
|                         | (SEE INSTRUCTIONS ______________________________________ |
|                         |                                                          |
|                         |----------------------------------------------------------|
|                         | Part 3 -- CERTIFICATION UNDER PENALTIES OF PERJURY, I    |
|                         | CERTIFY THAT (X) The number shown on this form is my     |
|   Payor's Request for   | correct TIN (or I am waiting for a number to be issued   |
| Taxpayer Identification | to me), and (Y) I am not subject to backup withholding   |
|      Number ("TIN")     | because: (a) I am exempt from backup withholding, or (b) |
|    and Certification    | I have not been notified by the Internal Revenue Service |
|                         | (the "IRS") that I am subject to backup withholding as a |
|                         | result of a failure to report all interest or dividends, |
|                         | or (c) the IRS has notified me that I am no longer       |
|                         | subject to backup withholding.                           |
|                         |                                                          |
|                         | SIGNATURE _______________________ DATE _________________ |
--------------------------------------------------------------------------------------

     You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y) of Part 3. (Also see Certification under Specific Instructions in the enclosed Guidelines.)

[YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(b) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN]

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the Payor, 31 percent of all payments made to me pursuant to this Offer shall be retained until I provide a Tax Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

  _____________________________________     _________________________________
               Signature                                  Date
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

The Exchange Agent for the Exchange Offer is:


                    U.S. TRUST COMPANY, N.A., EXCHANGE AGENT

         By Hand up to 4:30 P.M.                    By Overnight Courier and by Hand after
 U.S. Trust Company of California, N.A.                            4:30 P.M.
         c/o United States Trust                    U.S. Trust Company of California, N.A.
          Company of New York                             c/o United States Trust
              111 Broadway                                  Company of New York
              Lower Level                                 770 Broadway, 13th Floor
        New York, New York 10006                          New York, New York 10003
Attn: Corporate Trust and Agency Services          Attn: Corporate Trust and Agency Services

                                  By Facsimile:
                     U.S. Trust Company of California, N.A.
                               Fax: (212) 420-6155
                      Confirm by Telephone: (800) 225-2398

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
             (Section references are to the Internal Revenue Code of
                               1986, as amended.)

Guidelines for Determining the Proper Taxpayer Identification Number ("TIN") to Give the Payer--Social security numbers ("SSNs") have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers ("EINs") have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number ("ITIN"). Enter it in the social security number box. If you do not have an ITIN, see How To Get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notices to the person requesting your TIN.

                                  Give the NAME and                                                   Give the NAME and
                                  SOCIAL SECURITY                                                     EMPLOYER IDENTIFI-
For this type of account:         NUMBER of--                      For this type of account:          CATION NUMBER of--
---------------------------------------------------------------------------------------------------------------------------
1.  Individual                    The individual                   6.  Sole Proprietorship            The owner (3)

2.  Two or more individuals       The actual owner of the          7.  A valid trust, estate, or      Legal entity (4)
    (joint account)               account or, if combined              pension trust
                                  funds, the first individual on
                                  the account (1)

3.  Custodian account             The minor (2)                    8.  Corporate                      The corporation
    of a minor (Uniform
    Gift to Minors Act)

4.  a.  The usual revocable       The grantor-trustee (1)          9.  Association, club,             The organization
        savings trust (grantor)                                        religious, charitable,
        is also trustee                                                educational, or other
                                                                       tax-exempt organization

    b.  So-called trust           The actual owner (1)             10. Partnership                    The partnership
        account that is not a
        legal or valid trust
        under state law

5.  Sole proprietorship           The owner (3)                    11. A broker or registered         The broker or nominee
                                                                       nominee

                                                                   12. Account with the Department    The public entity
                                                                       of Agriculture in the name
                                                                       of a public entity (such
                                                                       as a state or local
                                                                       government, school
                                                                       district, or prison) that
                                                                       receives agricultural
                                                                       program payments
--------------

(1) List above the signature line and circle the name of the person whose number you furnish

(2)  List minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use your social security number or employer identification number.

(4) List the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

Note: If no name above the signature line is listed when more than one name appears in the registration, the number will be considered to be that of the first name appearing in the registration.

Purpose of Form. -- A person who is required to file an information return with the IRS must get your correct TIN to report, for example, income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 to give your correct TIN to the person requesting your TIN and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee.

Note: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it is substantially similar to Form W-9.

What Is Backup Withholding? -- Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester, or
     2. The IRS tells the requester that you furnished an incorrect TIN, or
     3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
     4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or
     5. You do not certify your TIN.

Certain payees and payments are exempt from backup withholding and information reporting. See below.

How To Get a TIN: If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5 from your local Social Security Administration office. Get Form W-7 to apply for an ITIN or Form SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800- TAX-FORM (1-800-829-3676).

If you do not have a TIN, check the box titled "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Checking the box titled "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

As soon as you receive your TIN, complete another Form W- 9, include your TIN, sign and date the form, and give it to the requester.

Payees Exempt from Backup Withholding
Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

The following is a list of payees exempt from backup with holding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except the payee listed in item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, a corporation (other than certain hospitals or extended care facilities) that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1) A corporation. (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission. (10) A real estate investment trust. (11) An entity registered at all times during the tax year under the Investment Company Act of 1940. (12) A common trust fund operated by a bank under section 584(a). (13) A financial institution. (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List. (15) A trust exempt from tax under section 664 or described in section 4947.

Payments Exempt from Backup Withholding
Payments of dividends and patronage dividends that generally are exempt from backup withholding include the following:

o    Payments to nonresident aliens subject to withholding under section 1441.
o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
o    Payments of patronage dividends not paid in money.
o    Payments made by certain foreign organizations.
o    Section 404(k) payments made by an ESOP.

Payments of interest that generally are exempt from backup withholding include the following:
o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

o Payments of tax-exempt interest (including exempt- interest dividends under section 852).
o    Payments described in section 6049(b)(5) to nonresident aliens.
o    Payments on tax-free covenant bonds under section 1451.
o    Payments made by certain foreign organizations.
o    Mortgage interest paid to you.

Other types of payments that generally are exempt from backup withholding include:
o    Wages
o Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA, or an owner-employee plan.
o    Certain surrenders of life insurance contracts.
o Gambling winnings if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.
o    Real estate transactions reportable under section 6045(e).
o    Cancelled debts reportable under section 6050P.
o    Distributions from a medical savings account and long- term care benefits.
o    Fish purchases for cash reportable under section 6050R.

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Privacy Act Notice.--Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties
(1) Failure to Furnish TIN.--If you fail to furnish your TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. (2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500. (3) Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. (4) Misuse of TINS.--If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE